EXHIBIT 10.2

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “First Amendment”) is entered into as of May 30, 2003 by and between SNH CHS PROPERTIES TRUST, a Maryland real estate investment trust (“Landlord”), and FVE-CHS LLC, a Delaware limited liability company (“Tenant”).

W I T N E S S E T H :

WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated as of October 25, 2002 (the “Lease”), for nine (9) properties, as more particularly described in the Lease; and

WHEREAS, Landlord and Tenant wish to amend the Lease to add three (3) additional properties, subject to and upon the terms and conditions hereinafter provided;

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.             The definition of “Agreement” set forth in Article 1 of the Lease is hereby amended by deleting the existing definition and inserting the following in place thereof:

“Agreement” shall mean this Lease Agreement, including Exhibits A-1 through A-12 hereto, as it and they may be amended from time to time as herein provided.

2.             The definition of “Minimum Rent” set forth in Article 1 of the Lease is hereby amended by deleting the existing definition and inserting the following in place thereof:

“Minimum Rent” shall mean an amount equal to Six Million Nine Hundred Thirty-Five Thousand and 00/100 Dollars ($6,935,000.00) per annum.

3.             The definition of “Leased Property” set forth in Section 2.1 of the Lease is hereby amended by deleting subparagraph (a) thereof and replacing it the with the following:

(a)           those certain tracts, pieces and parcels of land, as more particularly described in Exhibits A-1 through A-12, attached hereto and made a part hereof (the “Land”);

4.             Exhibits A-10 thought A-12 attached hereto are hereby added to the Lease as Exhibits A-10 through A-12.

5.             As amended hereby, the Lease is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment under seal as of the date first written above.

LANDLORD:

SNH CHS PROPERTIES TRUST

By:	/s/ John R. Hoadley
Name: John R. Hoadley
Title: Treasurer

TENANT:

FVE-CHS LLC

By:	/s/ Bruce J. Mackey, Jr.
Name: Bruce J. Mackey, Jr.
Title: Treasurer

OMITTED EXHIBITS

The following exhibits to the First Amendment to Lease Agreement have been omitted:

Exhibit A-10	Dominion Village at Chesapeake

Exhibit A-11	Dominion Village at Poquoson

Exhibit A-12	Dominion Village at Williamsburg

The Registrant agrees to furnish supplementally a copy of the foregoing omitted exhibits to the Securities and Exchange Commission upon request.